Exhibit 99.1

Exterran Corporation Updates Third Quarter and Full Year 2020 Guidance

HOUSTON, September 15, 2020 - Exterran Corporation (NYSE: EXTN) (“Exterran” or the “Company”) updated its third quarter and full year 2020 guidance.

Andrew Way, Exterran’s President and Chief Executive Officer commented, “The third quarter, thus far, has delivered stronger operational performance than prior guidance, driven by productivity and additional cost focus. With this performance we are increasing our third quarter 2020 adjusted EBITDA guidance to around $35 million and as a result, we are also adjusting the full year guidance range up to $125-140 million of adjusted EBITDA.”

About Exterran Corporation
Exterran Corporation (NYSE: EXTN) is a global systems and process company offering solutions in the oil, gas, water and power markets. We are a leader in natural gas processing and treatment and compression products and services, providing critical midstream infrastructure solutions to customers throughout the world. Exterran Corporation is headquartered in Houston, Texas and operates in approximately 25 countries.

For more information, contact:
Blake Hancock, Vice President of Investor Relations, at 281-854-3043
Or visit www.exterran.com

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Non-GAAP and Other Financial Information
Gross margin is defined as revenue less cost of sales (excluding depreciation and amortization expense). Gross margin percentage is defined as gross margin divided by revenue. The Company evaluates the performance of its segments based on gross margin for each segment.

EBITDA, as adjusted, a non-GAAP measure, is defined as net income (loss) excluding income (loss) from discontinued operations (net of tax), cumulative effect of accounting changes (net of tax), income taxes, interest expense (including debt extinguishment costs), depreciation and amortization expense, impairment charges, restructuring and other charges, non-cash gains or losses from foreign currency exchange rate changes recorded on intercompany obligations, expensed acquisition costs, gain on extinguishment of debt and other items.

Management believes EBITDA, as adjusted, is an important measure of operating performance because it allows management, investors and others to evaluate and compare our core operating results from period to period by removing the impact of our capital structure (interest expense from outstanding debt), asset base (depreciation and amortization), our subsidiaries’ capital structure (non-cash gains or losses from foreign currency exchange rate changes on intercompany obligations), tax consequences, impairment charges, restatement related charges (recoveries), restructuring and other charges, expensed acquisition costs, gain on extinguishment of debt and other items. Management uses EBITDA, as adjusted, as supplemental measures to review current period operating performance, comparability measures and performance measures for period to period comparisons. In addition, the Company's compensation committee has used EBITDA, as adjusted, in evaluating the performance of the Company and management and in evaluating certain components of executive compensation, including performance-based annual incentive programs.

Non-GAAP financial information supplements should be read together with, and are not an alternative or substitute for, the Company’s financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

Forward-Looking Statements
All statements in this release (and oral statements made regarding the subjects of this release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements may include words such as “guidance,” “anticipate,” “estimate,” “expect,” “forecast,” “project,” “plan,” “intend,” “believe,” “confident,” “may,” “should,” “can have,” “likely,” “future” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Examples of forward-looking information in this release include, but are not limited to: Exterran’s financial and operational strategies and ability to successfully effect those strategies; Exterran’s expectations regarding future economic and market conditions; the expected impact of COVID-19 and oil price declines on Exterran’s business; Exterran’s financial and operational outlook and ability to fulfill that outlook; demand for Exterran’s products and services and growth opportunities for those products and services; and statements regarding industry activity levels and infrastructure build-out opportunities.

These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside Exterran’s control, which could cause actual results to differ materially from such statements. As a result, any such forward-looking statements are not guarantees of future performance or results. While Exterran believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: conditions in the oil and natural gas industry, including a sustained imbalance in the level of supply or demand for oil or natural gas or a sustained low price of oil or natural gas, which could depress or reduce the demand or pricing for Exterran’s natural gas compression and oil and natural gas production and processing equipment and services; reduced profit margins or the loss of market share resulting from competition or the introduction of competing technologies by other companies; economic or political conditions in the countries in which Exterran does business, including civil developments such as uprisings, riots, terrorism, kidnappings, violence associated with drug cartels, legislative changes and the expropriation, confiscation or nationalization of property without fair compensation; risks associated with natural disasters, pandemics and other public health crisis, and other catastrophic events outside of Exterran’s control, including the continued spread and impact of, and the response to, the COVID-19 pandemic; changes in currency exchange rates, including the risk of currency devaluations by foreign governments, and restrictions on currency repatriation; risks associated with cyber-based attacks or network security breaches; changes in international trade relationships, including the imposition of trade restrictions or tariffs relating to any materials or products (such as aluminum and steel) used in the operation of Exterran’s business; risks associated with Exterran’s operations, such as equipment defects, equipment malfunctions, environmental discharges and natural disasters; the risk that counterparties will not perform their obligations under their contracts with Exterran or other changes that could impact Exterran’s ability to recover its fixed asset investment; the financial condition of Exterran’s customers; Exterran’s ability to timely and cost-effectively obtain components necessary to conduct its business; employment and workforce factors, including Exterran’s ability to hire, train and retain key employees; Exterran’s ability to implement its business and financial objectives, including: (i) winning profitable new business, (ii) timely and cost-effective execution of projects, (iii) enhancing or maintaining Exterran’s asset utilization, particularly with respect to its fleet of compressors and other assets, (iv) integrating acquired businesses, (v) generating sufficient cash to satisfy Exterran’s operating needs, existing capital commitments and other contractual cash obligations, including Exterran’s debt obligations, and (vi) accessing the financial markets at an acceptable cost; Exterran’s ability to accurately estimate its costs and time required under its fixed price contracts; liability related to the use of Exterran’s products and services; changes in governmental safety, health, environmental or other regulations, which could require Exterran to make significant expenditures; and Exterran’s level of indebtedness and ability to fund its business.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Exterran’s Annual Report on Form 10-K for the year ended December 31, 2019, and other filings with the Securities and Exchange Commission available on the Securities and Exchange Commission’s website www.sec.gov. A discussion of these risks is expressly incorporated by reference into this release. Except as required by law, Exterran expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.